SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or 12(g) of the
Securities Exchange Act of 1934

CABG MEDICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	41-1958628

(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

14505 21st Avenue North, Suite 212 Minneapolis, Minnesota	55447

(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To Be So Registered	Name of Each Exchange On Which Each Class Is To Be Registered

N/A	N/A

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-117580

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Title of Class

Item 1. Description of Registrant’s Securities to be Registered.
Item 2. Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 1. Description of Registrant’s Securities to be Registered.

     The “Description of Capital Stock” section included in the Registrant’s Registration Statement on Form S-1 (SEC File No. 333-117580), as amended, which Registration Statement was initially filed with the Securities and Exchange Commission on July 22, 2004, is incorporated herein by reference.

Item 2. Exhibits.

     See Exhibit Index immediately following signature page.

2

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: November 29, 2004

CABG MEDICAL, INC.
By /s/ Manny Villafana
Manny Villafana, Chairman and
Chief Executive Officer

3

CABG MEDICAL, INC.

EXHIBIT INDEX
to
FORM 8-A

Exhibit
Number	Description
Exhibit 1*	Articles of Incorporation, as amended — incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-117580

Exhibit 2*	Amended and Restated Bylaws — incorporated by reference to Exhibit 3.2 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-117580

Exhibit 3*	Form of Specimen certificate representing Registrant’s common stock — incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-117580

*	Incorporated by reference

4